UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 6, 2005 (January 5, 2005)

Citizens First Financial Corp.

(Exact name of registrant as specified in its charter)

Delaware State or other jurisdiction of Incorporation	0-27740 (Commission File Number)	37-1351861 (IRS Employer Identification No.)

2101 N. Veterans Parkway, Bloomington, IL 61704
(Address of principal executive offices) (Zip Code)

(309) 661-8700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On January 5, 2005, Citizens First Financial Corp. issued a news release to announce that the FDIC and the Illinois Department of Financial and Professional Regulation have terminated the previously disclosed Memorandum of Understanding entered into with the Company effective January 26, 2004. The news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number
99.1	News Release, dated January 5, 2005 issued by Citizens First Financial Corp.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FIRST FINANCIAL CORP.
Dated: January 6, 2005	/s/Dallas G. Smiley
Dallas G. Smiley
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number
99.1	News Release, dated January 5, 2005 issued by Citizens First Financial Corp.